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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 24, 2003


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        0-20574                 51-0340466
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On November 21, 2003, Debby R. Zurzolo, Senior Vice President, General Counsel and Secretary of The Cheesecake Factory Incorporated (the "Company") entered into a stock trading plan in accordance with Rule 10b5-1 to sell up to 45,250 shares of the Company's common stock, which may include up to 45,250 shares issuable upon the exercise of stock options. The plan provides for sales of specified share amounts at market prices, subject to specified limitations. Sales pursuant to this plan commence on December 1, 2003 and end on February 15, 2004. This plan was established during the Company's stock trading "window". Ms. Zurzolo has informed the Company that she will publicly disclose any stock sales made under the Rule 10b5-1 plan as required by the securities laws.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 24, 2003         THE CHEESECAKE FACTORY INCORPORATED



                                   By:  /s/ GERALD W. DEITCHLE
                                        ----------------------------------------
                                        Gerald W. Deitchle
                                        President and Chief Financial Officer
                                        (Principal Financial Officer)


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